                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: June 13, 2000

                               Sauer-Danfoss Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

  Delaware                       333-48299                    36-3482074
---------------                 -------------            --------------------
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


2800 East 13th Street, Ames, Iowa                                       50010
----------------------------------------                              ---------
(Address of principal executive offices)                              (Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

                             Exhibit Index on Page 3


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                                        2

Item 5.  Other Events.
----------------------

         This Current Report on Form 8-K is being filed for the purpose of disclosing one press release filed as Exhibit 99.1 hereto and which is herein incorporated by reference in its entirety.

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

                                  EXHIBIT INDEX
Exhibit
  No.             Description
-------           -----------

  99.1            Press Release, dated June 13, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SAUER-DANFOSS INC.

Date: June 30, 2000

                               By: /s/ Kenneth D. McCuskey
                                   -----------------------------
                                   Name:  Kenneth D. McCuskey
                                   Title: Vice President-Finance and Treasurer